UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 20, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                    000-32717             13-4134098
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    (State or Other Jurisdiction      (Commission File         (IRS Employer
          of Incorporation)                Number)          Identification No.)

3 Times Square, New York, New York                                 10036
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         (Address of Principal Executive Offices)               (Zip Code)

         Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

         On September 20, 2002, Instinet Group Incorporated ("Instinet") completed its acquisition of Island Holding Company, Inc. ("Island"), the parent company of The Island ECN. In the acquisition, each share of Island Class L common stock was converted into 27.8031 shares of Instinet common stock and each share of Island Class A-1 common stock was converted into 1.3049 shares of Instinet common stock.

            Instinet's Registration Statement on Form S-4 (Registration No. 333-97071), which was declared effective by the Securities and Exchange Commission on August 8, 2002 (the "Registration Statement") sets forth information regarding the acquisition, Instinet and Island, including a brief description of the assets involved, the nature and amount of consideration given therefor, the principle followed in determining the amount of such consideration, the nature of any material relationships between Island and Instinet or any officer or director of Instinet or any associate of any such officer or director, the nature of Island's business and Instinet's intended use of the assets acquired in the acquisition under the captions "THE MERGER-Interests of Island's Directors, Executive Officers and Principal Stockholders in the Merger" "THE MERGER- Operations Following the Merger" "THE MERGER AGREEMENT AND RELATED AGREEMENTS" "INFORMATION ABOUT ISLAND." We hereby incorporate by reference those sections from the Registration Statement into this report on Form 8-K.


Item 5.  Other Events and Regulation FD Disclosure.

         On September 20, 2002, Instinet filed with the Secretary of State of Delaware an amended and restated certificate of incorporation (the "Amended and Restated Certificate of Incorporation") in connection with the acquisition. The Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and incorporated herein by reference.

         Effective September 20, 2002, Instinet adopted amended and restated bylaws (the "Amended and Restated Bylaws") in connection with the acquisition. The Amended and Restated Bylaws are filed as Exhibit 3.2 hereto and incorporated herein by reference.

         On September 20, 2002, Instinet issued a press release announcing the closing of the acquisition. The press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

         Number   Description

         3.1 Amended and Restated Certificate of Incorporation of Instinet Group Incorporated

         3.2      Amended and Restated Bylaws of Instinet Group Incorporated

         99.1 Information Incorporated by reference into Form 8-K (Information regarding the acquisition from the Registration Statement)

         99.2 Press Release of Instinet Group Incorporated issued September 20, 2002: Instinet and Island ECN Close Historic Merger

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            INSTINET GROUP INCORPORATED
                                                              Registrant



Date: September 23, 2002
                                                 By: /s/ Mark Nienstedt
                                                     ---------------------------
                                                      Mark Nienstedt
                                                      President, Chief Financial
                                                      Officer and Director


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                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------

3.1 Amended and Restated Certificate of Incorporation of Instinet Group Incorporated

3.2                     Amended and Restated Bylaws of Instinet Group
                        Incorporated

99.1 Information Incorporated by reference into Form 8-K (Information regarding the acquisition from the Registration Statement)

99.2 Press Release of Instinet Group Incorporated issued September 20, 2002: Instinet and Island ECN Close Historic Merger